Exhibit 99.1

Lehman Brothers

CEO Energy/Power Conference

September 4, 2007

Forward-Looking Statements

The information furnished in this presentation contains “forward-looking statements” within the meaning of the Federal Securities laws. Forward-looking statements include goals, projections, estimates, expectations, forecasts, plans and objectives, and are based on assumptions, estimates and risk analysis made by management of Dril-Quip in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the SEC for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein.

Strong Growth Profile

Pure Play on Rapidly Growing Offshore Market

Significant Operating Leverage to Up-Cycle

Vertically Integrated, Low Cost Manufacturer

Increasing Capacity to Capitalize on the Market

Consistent Track Record of New Product Innovation

Highly Motivated, Experienced Management Team

Selected Highlights

Specialty Connectors

Mudline Suspension Systems

Template Systems

Subsea Wellhead Systems

TLP and Spar Subsea Wellhead Systems

Wellhead Connectors

Subsea Production Trees

Marine Drilling Riser Systems

Surface Wellheads and Trees

Production Riser Systems

Liner Hangers

Subsea Production Control Systems

Manifolds

DRIL-QUIP Inc. Houston, Texas

DRIL-QUIP Europe, Ltd. Aberdeen, Scotland

DRIL-QUIP branch, Beverwijk, Holland

DRIL-QUIP Asia-Pacific PTE, Ltd. Singapore

Houston Eldridge Forge and Heat Treat facility

DRIL-QUIP Holdings Pty., Ltd., Perth, Australia

DRIL-QUIP branch, Stavanger, Norway

DRIL-QUIP branch, Esjberg, Denmark

DRIL-QUIP listed on New York Stock Exchange

DRIL-QUIP do Brasil, Ltda. Macaé, Brazil

DRIL-QUIP Oilfield Services (Tianjin) Co., Ltd. Tanggu, China

DRIL-QUIP Egypt, Ltd. Cairo, Egypt

DRIL-QUIP Nigeria, Ltd. Port Harcourt, Nigeria

1981

1986

1991

1996

2001

2006

Revenue (Millions)

$500

$400

$300

$250

$200

$150

$100

$50

$0

Strong Global Presence

Worldwide offices located near key demand centers

Eastern Hemisphere Headquarters Aberdeen, Scotland

World Headquarters Houston, Texas

Asia-Pacific Headquarters Singapore

Brazil

Dril-Quip manufacturing, sales and service

Dril-Quip sales and/or service

Dril-Quip sales representatives

Supplier to Key Offshore Operators

Proven Track Record of Growth

Revenue ($mm)

500 443 400 341 300 216 220 222 200

100

0

2002 2003 2004 2005 2006

Backlog ($mm)

394 400 336 300 248

200

127 100 64

0

12/03 12/04 12/05 12/06 06/07

Proven Track Record of Profitability

Net Income ($mm)

100

86.9

75

50

32.6 25 8.7 9.0 12.5 0 2002 2003 2004 2005 2006

(%) Net Income Margin * (%)

20 19.6 15

9.6 10 5.6

5 4.0 4.1

0

2002 2003 2004 2005 2006

* Represents Net Income divided by Revenue

Condensed Consolidated Statements of Income

Year Ended December 31,

(Millions of USD) 2005 2006

Revenues $ 340.8 $ 442.7

Cost and Expenses:

Cost of sales 67.4% 229.8 58.0% 256.7

S, G & A expenses 40.9 44.1

Engineering expenses 20.9 19.5

291.6 320.3

Operating Income 14.4% $ 49.2 27.6% $ 122.4

Condensed Consolidated Statements of Income

Six Months June 30,

(Millions of USD) 2006 2007

Revenues $ 206.7 $ 232.4

Cost and Expenses:

Cost of sales 58.6% 121.1 56.9% 132.2

S, G & A expenses 20.4 24.1

Engineering expenses 9.7 10.5

151.2 166.8

Operating Income 26.9% $ 55.5 28.2% $ 65.6

Condensed Consolidated Balance Sheets

(Millions of USD)

Assets Dec. 31, . 2006 June 30, 2007

Current assets $ 465 $ 500

Property, plant and equipment, net 130 133

Total assets $ 595 $ 633

Liabilities and Stockholders’ Equity

Current liabilities $ 118 $ 100

Long-term debt 3 3

Deferred taxes 7 7

Total liabilities 128 110

Stockholders’ equity 467 523

$ 595 $ 633

Manufacturing Locations

Houston Eldridge (218 ac. / 886,500 sq.ft.)

Houston Hempstead (15 ac. / 175,000 sq.ft.)

Aberdeen (14 ac. / 192,000 sq.ft.)

Singapore (3.4 ac. / 56,140 sq.ft.)

Brazil (10.0 ac. / 35,400 sq.ft.)

Houston Eldridge Manufacturing Facility

Vertically Integrated Manufacturing

Purchase Raw Materials

Forge

Heat Treat

Rough Machine

Finishing Operations

Houston

Finishing Operations

Aberdeen

Finishing Operations

Singapore

Finishing Operations

Brazil

Forge / Heat Treat

Houston Finish Machine Shop

Increasing Manufacturing Capacity

Houston

Adding machines – both new & rebuilt Increasing forging capability Adding buildings

Brazil

New buildings under construction

Additional machines being sent from Houston

Singapore

Planned acquisition of land and addition of buildings & machines

Brazilian Facilities

Existing Manufacturing Capacity

2006 Averages

Avg. # of Machinists 238

Avg. # of Machines 194

Ratio 1.23

Aberdeen 31

Singapore

26 Brazil 3 Houston 134

Machine Locations

Planned Manufacturing Capacity

Goals for Dec. 2009

Machinists 385

Machines 275

Ratio 1.40

Aberdeen

Singapore 31 50

Brazil 20

Houston

174

Machine Locations

Future Revenues will be influenced by:

Increased number of machinists

Increased number of machines

Pricing

Product mix

Expanding Markets

Product and Services Summary

100% Internally Developed Products; 16 New Products over 24 Years

Subsea Equipment

Subsea Wellheads Mudline Suspension Systems Specialty Connectors Tieback Connectors Subsea Production Trees Production Risers Template Systems Liner Hangers Subsea Control Systems Subsea Manifolds

Surface Equipment

Platform Wellheads Platform Production Trees

Services

Reconditioning Rental Tools Field Installation

Offshore Rig Equipment

Wellhead Connectors Diverters Drilling Risers Completion Risers

Existing Products New Products

Product Utilization / Installations

1 Specialty Connectors

2 Mudline Suspension

3 Surface Wellheads

4 Surface Trees

5 Subsea Wellheads

6 Wellhead Connectors

7 Subsea Trees

8 Completion Riser

9 Drilling Riser

10 Production Riser

11 Diverters

12 Tie-Back Connectors

13 Template Systems

14 Liner Hangers

15 Control Systems

16 Subsea Manifolds

Platform

Jack-Up

FPSO

TLP

Semi

Spar

Drillship

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15, 16

Drilling Riser Systems

Liner Hangers

Subsea Control Systems

Subsea Manifolds

Increased Market Opportunities

New product line expansion significantly increases the size of markets served

Market

4,500

Size $ 4,000 mm

($mm) 4,000

3,500

3,000

2,500

$ 2,000 mm

2,000

1,500

1,000

500

20%+ 10%+

0

Existing Existing Products and New Products

Approximate DRQ Market Share

Approximate Total Market Size

Source: Management estimates

Growing Markets for Dril-Quip Products

Floaters (Semis and Drillships)

Mobile Floating Rig Fleet (# Rigs)

250

242

225

46% Increase

200

175 166

150

2007 2010

Current Active Rigs = 166 New Builds, Upgrades = +76

Source: Morgan Stanley (June 2007)

Growing Markets for Dril-Quip Products

Jackups

Mobile 450 Jackup Rig Fleet 425 (# Rigs)

400 416

25% Increase

375

350 332 325

300

2007 2010

Current Active Rigs = 332 New Builds = +84

Source: Morgan Stanley (June 2007)

Floating Production Units Forecast

Worldwide Floating Production Units (New Installations)

50

181 Units

45

40

35

77% Increase

30

102 Units

25 20 15

10

5

0

2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E

Source: Quest Offshore Resources, Inc. (June 2007) Base Case

Subsea Tree Forecast

Worldwide Subsea Trees (Well Completions)

700

650

2,701 Wells

600

550

61% Increase

500

1,680 Wells

450 400 350 300 250

200

2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E

Source: Quest Offshore Resources, Inc. (June 2007) Base Case

Market Growth 2007 - 2011

Markets Growth

Floating Drilling Products 46%

Jack-up Drilling Products 25%

Floating Production Products 77%

Subsea Tree Products 61%

Growth Strategy

Increase market share – existing and new products

Continued introduction of new products

Continued expansion of manufacturing capacity.

Pursue large integrated projects

Expand into new geographic areas

Capitalizing on the Up-Market

Pure Play on Rapidly Growing Offshore Market Significant Operating Leverage to Up-Cycle

Vertically Integrated, Low Cost Manufacturer Increasing Capacity to Capitalize on the Market

Consistent Track Record of New Product Innovation Highly Motivated, Experienced Management Team

Strong Growth Profile